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                                                                   EXHIBIT 10.13

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         This Amendment ("Amendment") is made as of the 15th day of February, 2001, by and between Electronic Tele-Communications, Inc. (the "Borrower") and Bank One, Wisconsin (the "Lender").

         WHEREAS, the Borrower and the Lender entered into a Credit Agreement dated May 17, 1989, as amended (if applicable) (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

         2.  The Credit Agreement is hereby amended as follows:

                  2.1 Section 6.8, the Section bearing the heading Consolidated Tangible Net Worth of the Credit Agreement, is hereby amended and restated in its entirety to read as follows:

                     Permit Consolidated Net Worth at any time during the following periods to be less than the following amounts:

                         Period                                   Amount
                         ------                                   ------

             at January 1, 2001 and until June 29, 2001          $4,400,000.00
             at June 30, 2001 and until September 29, 2001       $4,500,000.00
             at September 30, 2001 and until December 30, 2001   $4,600,000.00
             at December 31, 2001 and thereafter                 $4,700,000.00


                  2.2 Section 5.2, the Section bearing the heading Periodic Financial Statements of the Credit Agreement, is hereby amended and restated in its entirety to read as follows:

             Furnish to the Bank within 20 days after the end of each month ETC's balance sheet of income and retained earnings for the period then ended. All financial reports required to be provided under this Credit Agreement shall be prepared in accordance with generally accepted accounting principals, applied on a consistent basis and certified by the Borrower as being true and correct.

         3. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Credit Agreement.

         4. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Lender in connection with this Amendment, including legal fees incurred by the Lender in the preparation, consummation, administration and enforcement of this Amendment.

         5. This Amendment shall become effective only after it is fully executed by the Borrower and the Lender. Except as amended by this Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms.




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         6. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Credit Agreement or release any owner of collateral securing the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Borrower to Lender and Borrower waives and releases all claims which it may have against Lender arising under the Credit Agreement on or prior to the date of this Amendment.

         7. The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement; The Borrower hereby specifically ratifies and affirms the terms and provisions of the Credit Agreement. Borrower releases Lender from any and all claims which may have arisen, known or unknown, in connection with the Credit Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Lender's part to grant other or future amendments, should any be requested.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BANK ONE, WISCONSIN                         ELECTRONIC TELE-COMMUNICATIONS, INC.



By:  /s/ Terry R. Sutter                    By:   /s/ Dean W. Danner
     -------------------------------              -------------------------
     Terry R. Sutter, Vice President              Dean W. Danner, President